Exhibit 99.1

AMENDMENT NO. 2
TO LOAN AGREEMENT

AMENDMENT NO. 2, dated as of January 2, 2009 (this “Amendment”) among THE CHEESECAKE FACTORY INCORPORATED, a Delaware corporation (the “Borrower”), and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”).

WHEREAS, the Borrower, various lenders (the “Lenders”), and the Administrative Agent are parties to a Loan Agreement dated as of April 3, 2007, as amended by that certain Amendment No. 1 to Loan Agreement dated as of March 5, 2008 (as so amended, the “Loan Agreement”).

WHEREAS, the Borrower has requested that the Lenders agree to certain amendments to the Loan Agreement, and each of the Lenders signatory hereto, which Lenders collectively constitute the Required Lenders referred to in the Loan Agreement, have agreed, subject to the terms and conditions set forth herein, to amend the Loan Agreement as herein provided.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1.                                       Terms.  All terms used herein shall have the same meanings as in the Loan Agreement unless otherwise defined herein.

2.                                       Amendments.

(a)                                  Section 1.01 of the Loan Agreement is hereby amended by adding the following definition in appropriate alphabetical sequence:

“Pledge Agreement” means the Pledge Agreement dated as of January 2, 2009 executed by the Borrower in favor of the Administrative Agent and the Lenders and covering all outstanding Equity Interests in The Cheescake Factory Bakery Incorporated and The Cheesecake Factory Assets Co. LLC.

(b)                                 The definition of “Alternate Base Rate” in Section 1.01 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus ½ of 1% and (c) the Adjusted LIBO Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%, provided that, for the avoidance of doubt, the Adjusted LIBO Rate for any day shall be based on the rate appearing on the Reuters Screen LIBOR01 Page (or on any successor or substitute page) at approximately 11:00 a.m. London time on such day.  Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate, respectively.

(c)                                  The chart included in the definition of “Applicable Rate” in Section 1.01 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

APPLICABLE RATE

Debt/EBITDA	Eurodollar Spread	ABR Spread	Unused Fee
> 1.00x	2.75%	1.75%	0.45%
< 1.00x	2.50%	1.50%	0.40%

(d)                                 The definition of the term “Loan Documents” in Section 1.01 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Loan Documents” means, collectively, (a) this Agreement, (b) the Guaranty, (c) the Pledge Agreement, and (d) any other agreement or certificate executed by a Loan Party

(e)                                  Section 2.19 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:  “SECTION 2.19 [Intentionally Omitted].”

(f)                                    Section 6.01(h) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

(h)  other unsecured Indebtedness of the Borrower in an aggregate principal amount not to exceed $15,000,000 at any time outstanding so long as (i) the Borrower is in compliance with Section 6.09 as set forth in the most recent Compliance Certificate received by the Administrative Agent, adjusted to give pro forma effect to the actual amount of Debt outstanding after the incurrence of such Indebtedness, and (ii) such Indebtedness does not require any repayment thereof prior to the Maturity Date.

(g)                                 Section 6.06 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

SECTION 6.06.  Restricted Payments.  The Borrower will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except (a) the Borrower may declare and pay dividends with respect to its Equity Interests payable solely in additional shares of the same class of Equity Interests, (b) Subsidiaries may declare and pay dividends ratably with respect to their Equity Interests, (c) the Borrower may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Borrower and its Subsidiaries and (d) the Borrower may make Restricted Payments from and after the Closing Date so long as (i) no Default shall be then continuing, (ii) the Borrower is in compliance with Section 6.09 as set forth in the most recent Compliance Certificate received by the Administrative Agent, adjusted to give pro forma effect to the actual amount of Debt outstanding after the incurrence of such Indebtedness, (iii) after giving effect thereto, the Borrower shall have not less than $125,000,000 in cash, readily marketable securities and unused Commitments hereunder and (iv) after giving pro forma effect thereto, the Borrower’s pro forma ratio of Debt to EBITDA shall be less than 1.25 to 1.00.

(h)                                 Section 6.09 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

SECTION 6.09. Financial Covenants.  (a) Debt to EBITDA.  The ratio of Debt as of such measurement date to EBITDA for the four fiscal quarter period ending on such measurement date shall not exceed 2.25 to 1.00 as of the end of any fiscal quarter through December 30, 2008, 1.75 to 1.00 as of the fiscal quarter ending March 31, 2009 or 1.50 to 1.00 as of the end of any fiscal quarter thereafter.

(b)  EBITDAR to Interest and Rental Expense.  The ratio of EBITDAR for the four fiscal quarter period ending on such measurement date to the sum of (i) Cash Interest Expense for the four fiscal quarter period ending on such measurement date (calculated through December 31, 2007 by annualizing  Cash Interest Expense from and after the Closing Date) plus (ii) Rental Expense for the four fiscal quarter period ending on such measurement date shall not be less than 2.25 to 1.00 as of the end of any fiscal quarter through December 30, 2008, 1.90 to 1.00 as of any of the fiscal quarters ending March 31, 2009 through September 28, 2010 or 2.00 to 1.00 as of the end of any fiscal quarter thereafter.

3.                                       Representations and Warranties.  The Borrower represents and warrants to the Administrative Agent and the Lenders that, on and as of the date hereof, and after giving effect to this Amendment:

3.1                                 Authorization.  The execution, delivery and performance by the Borrower of this Amendment and the Pledge Agreement have been duly authorized by all necessary action, and this Amendment and the Pledge Agreement have been duly executed and delivered by the Borrower.

3.2                                 Binding Obligation. Each of this Amendment and the Pledge Agreement constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by principles of equity.

3.3                                 No Legal Obstacle to Amendment.  The execution, delivery and performance of this Amendment and the Pledge Agreement (a) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any of its Subsidiaries or any order of any Governmental Authority, (c) will not violate or result in a default under any material indenture, agreement or other instrument binding upon the Borrower or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries, except to the extent contemplated by the Pledge Agreement.

3.4                                 Incorporation of Certain Representations.  After giving effect to the terms of this Amendment, the representations and warranties set forth in Article III of the Loan Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except as to such representations made as of an earlier specified date.

3.5                                 Default.  No Default or Event of Default under the Loan Agreement has occurred and is continuing.

4.                                       Conditions, Effectiveness.

4.1                                 Conditions.  This Amendment shall become effective as of the date first written above upon satisfaction of each of the following conditions on or before January 15, 2009 (except to the extent expressly provided in clause (e) below):

(a)                                  The Administrative Agent shall have received a Consent of Lender in the form of Exhibit B executed by the Required Lenders.

(b)                                 The Administrative Agent shall have received an affirmation letter substantially in the form of Exhibit A from each of the Guarantors.

(c)                                  The Administrative Agent shall have received the Pledge Agreement, duly executed by the Borrower, together with:

(i)  certificates representing the pledged Equity Interests of The Cheesecake Factory Bakery Incorporated, accompanied by undated stock powers executed in blank,

(ii)  proper financing statements in form appropriate for filing under the Uniform Commercial Code of all jurisdictions that the Administrative Agent may deem necessary or desirable in order to perfect the Liens created under the Pledge Agreement, covering the collateral described in the Pledge Agreement,

(iii)  completed requests for information, listing all effective financing statements filed in the jurisdictions referred to in clause (ii) above that name the Borrower as debtor, together with copies of such other financing statements, and

(iv)  evidence of the completion of all other actions, recordings and filings of or with respect to the Pledge Agreement that the Administrative Agent may deem necessary or desirable in order to perfect the Liens created thereby.

(d)                                 The Administrative Agent shall have received an opinion in form and substance satisfactory to it, addressed to the Administrative Agent and the Lenders, from Sheppard Mullin Richter & Hampton LLP.

(e)                                  The Administrative Agent shall have received a fee on behalf of each Lender (including the Administrative Agent) who has returned an executed Consent of Lender in the form of Exhibit B to the Administrative Agent or its counsel, Mayer Brown LLP, by 12:00 noon, Los Angeles time, on December 31, 2008, which fee shall be in an amount equal to 0.25% of such Lender’s Commitment under the Loan Agreement.

(f)                                    The Administrative Agent shall have received payment of all of its fees and expenses (including the reasonable fees and expenses of its counsel, to the extent invoiced) in connection with this Amendment.

5.                                       Miscellaneous.

5.1                                 Effectiveness of the Loan Agreement and the Notes.  Except as hereby expressly amended, the Loan Agreement and the Notes shall each remain in full force and effect, and are hereby ratified and confirmed in all respects on and as of the date hereof.

5.2                                 Waivers.  This Amendment is limited solely to the matters expressly set forth herein and is specific in time and in intent and does not constitute, nor should it be construed as, a waiver or amendment of any other term or condition, right, power or privilege under the Loan Agreement or under any agreement, contract, indenture, document or instrument mentioned therein; nor does it preclude or prejudice any rights of the Administrative Agent or the Lenders thereunder, or any exercise thereof or the exercise of any other right, power or privilege, nor shall it require the Required Lenders to agree to an amendment, waiver or consent for a similar transaction or on a future occasion, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Loan Agreement, constitute a waiver of any other right, power, privilege or default of the same or of any other term or provision.

5.3                                 Counterparts.  This Amendment may be executed in any number of counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

5.4                                 Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of New York.

IN WITNESS WHEREOF, the signatories hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER:	THE CHEESECAKE FACTORY INCORPORATED

By:
Name:
Title:

ADMINISTRATIVE AGENT:	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

EXHIBIT A
to Amendment No. 2
to Loan Agreement

January 2, 2009

The Guarantors under the
hereinafter-described
Loan Agreement

Re:                               The Cheesecake Factory Incorporated

Gentlemen:

Please refer to (1) the Loan Agreement, dated as of April 3, 2007 (the “Loan Agreement”), by and among The Cheesecake Factory Incorporated, a Delaware corporation (the “Borrower”), the various financial institutions parties thereto (collectively, the “Lenders”), and JPMorgan Chase Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders and (2) the Guaranty dated April 3, 2007 from the addressees in favor of the Lenders and the Administrative Agent (the “Guaranty”).  Pursuant to an amendment dated of even date herewith, a copy of which is attached hereto, certain terms of the Loan Agreement were amended.  We hereby request that you (i) acknowledge and reaffirm all of your obligations and undertakings under the Guaranty and (ii) acknowledge and agree that the Guaranty is and shall remain in full force and effect in accordance with the terms thereof.

Please indicate your agreement to the foregoing by signing in the space provided below, and returning the executed copy to the undersigned.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

A-1

Acknowledged and Agreed to
as of the date hereof:

THE CHEESECAKE FACTORY
RESTAURANTS, INC.

By:
Name:
Title:

THE CHEESECAKE FACTORY BAKERY
INCORPORATED

By:
Name:
Title:

THE CHEESECAKE FACTORY ASSETS CO. LLC

By:	The Cheesecake Factory Incorporated
Its:	Sole Member

By:
Name:
Title:

GRAND LUX CAFE, LLC

By:	The Cheesecake Factory Restaurants, Inc.
Its:	Managing Member

By:
Name:
Title:

A-2

EXHIBIT B
to Amendment No. 2
to Loan Agreement

CONSENT OF LENDER

Reference is hereby made to the Loan Agreement dated as of April 3, 2007 among The Cheesecake Factory Incorporated, a Delaware corporation (the “Borrower”), the Lenders party thereto and JPMorgan Chase Bank, National Association, as Administrative Agent.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 2 to the Loan Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated:  December     , 2008

[Name of Institution]

By:
Name:
Title:

B-1